SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 13, 2002


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-11392

                   South Carolina                    57-0525804
                   --------------                    ----------
        (State or other jurisdiction of     (IRS Employer Identification No.)
         incorporation or organization)

                               70 Commerce Center
                        Greenville, South Carolina 29615
                        --------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number (including area code): (864) 288-8877


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

     On August 13, 2002, the registrant filed its Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of the registrant's Chief Executive Officer and Chief Financial Officer pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350) and attached hereto as Exhibits 99.1 and 99.2.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPAN-AMERICA MEDICAL SYSTEMS, INC.


                                                /s/ James D. Ferguson
                                          -------------------------------------
                                          James D. Ferguson
                                          President and Chief Executive Officer


Dated:  August 13, 2002

                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

   99.1 Certification of Chief Executive Officer pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350)


   99.2 Certification of Chief Financial Officer pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350)

                                  Exhibit 99.1
                                  ------------
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350)

The undersigned, the chief executive officer of Span-America Medical Systems Inc (the "Company"), certifies that to the best of his knowledge: (1) the Quarterly Report on Form 10-Q for the period ended June 29, 2002 (the "Periodic Report"), which accompanies this certification fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

The foregoing certification is made solely for purposes of SS. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350) and no person shall be entitled to rely upon the foregoing certification for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

                                             /s/ James D. Ferguson
                                         -------------------------------------
                                         James D. Ferguson
                                         President and Chief Executive Officer



Date:  August 13, 2002

                                  Exhibit 99.2
                                  ------------

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350)

The undersigned, the chief financial officer of Span-America Medical Systems Inc (the "Company"), certifies that to the best of his knowledge: (1) the Quarterly Report on Form 10-Q for the period ended June 29, 2002 (the "Periodic Report"), which accompanies this certification fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

The foregoing certification is made solely for purposes of SS.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. SS. 1350) and no person shall be entitled to rely upon the foregoing certification for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

                                          /s/ Richard C. Coggins
                                          -------------------------------------
                                          Richard C. Coggins
                                          Chief Financial Officer



Date:  August 13, 2002